UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2008

Behringer Harvard Short-Term Opportunity Fund I LP

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1610

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2008, Behringer Harvard Short-Term Opportunity Fund I LP (the “Registrant”) effected several enhancements to its management team.  Robert M. Behringer was appointed Chairman of Behringer Harvard Advisors II LP (the “General Partner”), one of the general partners of the Registrant, effective August 1, 2008.

Mr. Behringer is also the founder, sole manager and Chief Executive Officer of Behringer Harvard Holdings, LLC, the parent company of our advisor.  Mr. Behringer also serves as the Chairman of the Board of Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity REIT II, Inc. Since 2002, Mr. Behringer has been a general partner of both the Registrant and Behringer Harvard Mid-Term Value Enhancement Fund I LP.  Mr. Behringer also controls the general partners of Behringer Harvard Strategic Opportunity Fund I and Behringer Harvard Strategic Opportunity Fund II, private real estate limited partnerships.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer that has been liquidated and that had a net asset value of approximately $200 million before its liquidation.  Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single asset limited partnerships.  From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (now known as Lend Lease Real Estate Investments, Inc.), one of the largest pension funds advisors and owners of real estate in the United States.  While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the south-central United States.  The portfolio included institutional-quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion.

Mr. Behringer has over 25 years of experience in real estate investment, management and finance activities, including approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational space.  Since the founding of the Behringer Harvard organization, Mr. Behringer’s experience includes an additional approximately 130 properties, with over approximately 30 million square feet of office, retail, industrial, apartment, hotel and recreational properties.  Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Appointment of Chief Executive Officer

In conjunction with Mr. Behringer’s appointment as Chairman, Robert S. Aisner was promoted to Chief Executive Officer of the General Partner, effective August 1, 2008.  Mr. Aisner, 61, remains as the General Partner’s President.  In addition, Mr. Aisner serves as president, chief executive officer and a director of Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity REIT II, Inc., as president and chief operating officer of Behringer Harvard REIT II, Inc. and as chief executive officer and a director of Behringer Harvard Multifamily REIT I, Inc.  Mr. Aisner is also president of the other Behringer Harvard companies.

Mr. Aisner has over 30 years of commercial real estate experience.  From 1996 until joining Behringer Harvard REIT I, Inc. in 2003, Mr. Aisner served as (1) Executive Vice President of AMLI Residential Properties Trust, formerly a New York Stock Exchange listed REIT that focused on the development, acquisition and management of upscale apartment communities and served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (2) President of AMLI Management Company, which oversees all of AMLI’s apartment operations in 80 communities, (3) President of the AMLI Corporate Homes division that manages AMLI’s corporate housing properties, (4) Vice President of AMLI Residential Construction, a division of AMLI that performs real estate construction services, and (5) Vice President of AMLI Institutional Advisors, the AMLI division that serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities.  Mr. Aisner also served on AMLI’s Executive Committee and Investment Committee from 1999 until 2003.  From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group, and a general commercial property management company.  From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President.  Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Appointment of Chief Operating Officer

In addition, effective August 1, 2008, Samuel A. Gillespie was appointed the Chief Operating Officer of the General Partner.  Mr. Gillespie, 49, joined Behringer Harvard in November 2004.  Mr. Gillespie has 22 years of experience in the commercial real estate industry, all with Trammell Crow Company prior to joining Behringer Harvard.  His most recent position was as Managing Director of National Accounts.  Prior to that, Mr. Gillespie was Partner in Charge of Trammell Crow’s Indianapolis office from 1986-1997.  Mr. Gillespie began his career as a leasing agent in Oklahoma City in 1983, representing Trammell Crow’s office and warehouse portfolio to the tenant and brokerage community.  Mr. Gillespie graduated summa cum laude in 1981 with a Bachelor’s Degree in Accounting from Texas A&M University.

The appointments of Mr. Behringer, Mr. Aisner and Mr. Gillespie were not made pursuant to any arrangement or understanding between either of them and any other person.  The General Partner and its affiliates receive fees and other compensation in connection with the Registrant’s operations and the acquisition, management and sale of its assets.  Outside of these fees and compensation paid to the General Partner and its affiliates, none of Mr. Behringer, Mr. Aisner or Mr. Gillespie had any direct or indirect material interests in any transaction with the Registrant or in any currently proposed transaction to which the Registrant is a party.

Item 7.01	Regulation FD Disclosure.

On August 1, 2008, the Registrant began distribution of a letter to members of its selling group for its current best efforts public offerings summarizing several changes in the management of various Behringer Harvard entities and sponsored real estate programs, including the Registrant.  A copy of the letter, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

On August 1, 2008, the Registrant began distribution of its 2008 First Quarter Report Summary.  A copy of the 2008 First Quarter Report Summary, appearing as Exhibit 99.2, is furnished and not filed pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Letter to Selling Group Members, dated August 1, 2008.

	99.2	2008 First Quarter Report Summary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

	By:	Behringer Harvard Advisors II LP
Co-General Partner

		By:	Harvard Property Trust, LLC
General Partner

Dated: August 1, 2008			By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Selling Group Members, dated August 1, 2008.

99.2	2008 First Quarter Report Summary.